UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

HIGHLAND INCOME FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Income Fund

(Formerly, Highland Floating Rate Opportunities Fund)

Semi-Annual Report

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-800-357-9167.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-800-357-9167 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Income Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

CONSOLIDATED FUND PROFILE (unaudited)

Highland Income Fund

Objective

Highland Income Fund seeks to provide a high level of current income, consistent with preservation of capital.

Net Assets as of June 30, 2019

$1,037.3 million

Portfolio Data as of June 30, 2019

The information below provides a snapshot of Highland Income Fund at the end of the reporting period. Highland Income Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 6/30/2019(%)(1)(2)

BBB	0.9%
BB	16.5%
B	55.0%
CCC	7.4%
NR	20.2%

Sectors as of 6/30/2019(%)(2)(3)

Financial	31.6
Real Estate	27.7
Information Technology	11.0
Healthcare	9.0
Communication Services	8.1

Top 10 Holdings as of 6/30/2019(%)(2)(3)

Creek Pine Holdings, LLC 10.25%, (Preferred Stock)	19.1
FREMF Mortgage Trust 8.43%, 2/25/2026 (Agency Collateralized Mortgage Obligations)	5.8
EDS Legacy Partners 8.25%, 12/14/2023 (U.S. Senior Loans)	5.6
Metro-Goldwyn-Mayer, Inc. (Common Stocks)	3.3
NFRO REIT SUB, LLC (Common Stocks)	2.8
CCS Medical, Inc., Term Loan 12.50%, 5/31/2020 (U.S. Senior Loans)	2.6
Jernigan Capital, Inc. 7.00%, (Preferred Stock)	2.5
NexPoint Strategic Opportunities Fund, (Registered Investment Company)	1.8
Traverse Midstream Partners LLC, Term Loan 6.59%, 9/27/2024 (U.S. Senior Loans)	1.6
84 Lumber Company, Term Loan B-1 7.65%, 10/25/2023 (U.S. Senior Loans)	1.4

(1)

Quality is calculated as a percentage of total credit instruments held by the portfolio. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer specific factors as cash flows, capital structure and leverage ratios, ability to deleverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in an investment company purchased with cash collateral from securities lending and cash equivalent investments.

Semi-Annual Report	1

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (a) - 60.0%

COMMERCIAL SERVICES - 3.1%
10,127,695	American Traffic Solutions, Inc., VAR LIBOR USD 3 Month+3.750%, 02/21/25	10,174,080
13,662,988	EmployBridge LLC, 2018 Refinancing Term Loan, VAR LIBOR USD 3 Month+4.500%, 04/18/25	13,660,119
8,564,662	Fort Dearborn Holding Company, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 10/19/23	8,254,193

		32,088,392

COMMUNICATION SERVICES - 1.4%
8,130,408	iHeartCommunications (b)	8,150,124
5,839,641	TerreStar Corporation, Term Loan D, 11.000% PIK 02/27/20 (c)(d)	5,833,801

		13,983,925

CONSUMER DISCRETIONARY - 2.7%
13,615,217	Truck Hero, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 04/22/24	12,840,919
4,076,667	Truck Hero, Inc., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 04/21/25	3,964,558
10,906,173	USS Ultimate Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 08/09/24	10,904,810

		27,710,287

CONSUMER PRODUCTS - 1.6%
3,349,411	Dayco Products, LLC, Term Loan B, VAR LIBOR USD 3 Month+4.250%, 05/08/23	3,261,489
14,068,966	KIK Custom Products, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 05/15/23	13,303,965

		16,565,454

ENERGY - 2.9%
15,904,030	Fieldwood Energy LLC, Closing Date Loan, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 04/11/23	13,383,242
17,104,261	Traverse Midstream Partners LLC, Term Loan, VAR LIBOR USD 3 Month+4.000%, 09/27/24	16,957,592

		30,340,834

FINANCIAL - 3.7%
9,900,000	BCP Renaissance Parent LLC, Term Loan B, VAR LIBOR USD 3 Month+3.500%, 10/31/24	9,890,298
5,970,000	Edelman Financial Center (The), Initial Term Loan, VAR LIBOR USD 3 Month+3.250%, 07/21/25	5,959,344

Principal Amount ($)		Value ($)

FINANCIAL (continued)
9,447,348	Edelman Financial Group (The), Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/26/26	9,518,203
13,195,357	Ocwen Loan Servicing, LLC, Restatement Effective Date Term Loan, VAR LIBOR USD 3 Month+5.000%, 12/07/20	13,170,617

		38,538,462

GAMING/LEISURE (b)(c)(d) - 1.0%
22,925,890	Ginn-LA CS Borrower LLC, Tranche A Term Loan Credit-Linked Deposit, 1st Lien,	—
49,138,954	Ginn-LA CS Borrower LLC, Tranche B Term Loan, 1st Lien,	—
12,503,460	LLV Holdco, LLC, Revolving Exit Loan, 03/03/20 (e)	10,002,768

		10,002,768

HEALTHCARE - 8.1%
2,708,543	American Renal Holdings Inc., Term Loan B, VAR LIBOR USD 3 Month+3.250%, 06/21/24	2,714,474
13,750,000	BW NHHC Holdco Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 05/15/25	12,839,063
55,260,321	CCS Medical, Inc., Term Loan, 05/31/20 (c)(d)(e)	27,377,534
14,925,000	Envision Healthcare Corporation, Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/10/25	13,227,281
248,750	First Eagle Holdings, Inc. (fka Arnhold and S. Bleichroeder Holdings, Inc.), Refinancing Term Loan, VAR LIBOR USD 3 Month+2.750%, 12/02/24	248,563
10,210,332	Radnet Management, Inc., Term Loan B-1, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 06/30/23	10,229,477
1,777,778	Sound Inpatient Physicians Holdings LLC, 2nd Lien, VAR LIBOR USD 3 Month+6.750%, 06/19/26	1,779,253
10,293,269	Surgery Center Holdings, Inc. Term Loan B, VAR LIBOR USD 3 Month+3.250%, 09/02/24	9,967,281
5,816,298	Vyaire Medical, Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.750%, 04/16/25	5,263,750

		83,646,676

HOUSING - 1.4%
14,879,062	84 Lumber Company, Term Loan B-1, VAR LIBOR USD 3 Month+5.250%, 10/25/23	14,910,085

INDUSTRIALS - 3.6%
14,885,269	Hayward Industries, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 08/05/24	14,606,171

2	See Glossary on page 10 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

U.S. Senior Loans (continued)

INDUSTRIALS (continued)
8,975,420	Omnimax International, Inc., Unsecured Term Loan, 14.000% PIK 02/06/21 (c)(d)	8,877,601
3,260,188	Pisces Midco, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 04/12/25	3,177,331
4,000,000	PSC Industrial Holdings Corp., Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.500%, 10/11/25	3,860,000
6,961,131	PSC Industrial Holdings Corp., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 10/11/24	6,947,000

		37,468,103

INFORMATION TECHNOLOGY - 11.0%
15,191,197	Avaya Inc., Tranche B Term Loan, VAR LIBOR USD 3 Month+4.250%, 12/15/24	14,564,560
57,000,000	EDS Legacy Partners, VAR LIBOR USD 3 Month+2.750%, 12/14/23 (c)(d)(e)	58,596,000
9,950,000	Intermedia Holdings, Inc., New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 07/21/25	9,974,875
4,800,000	Kronos Incorporated, Initial Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.250%, 10/18/24	4,977,024
11,439,430	Neustar, Inc., Term Loan B4, VAR LIBOR USD 3 Month+3.500%, 08/08/24	11,110,546
14,869,297	Procera Networks, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+4.500%, 10/30/25	14,739,191

		113,962,196

MANUFACTURING - 0.9%
6,577,431	VC GB Holdings, Inc., Refinancing Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 02/28/24	6,454,104
3,122,667	VC GB Holdings, Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+8.000%, 02/28/25	3,107,053

		9,561,157

OIL & GAS - 0.9%
9,285,714	Lower Cadence Holdings LLC, Initial Term Loan, 1st Lien, 05/08/26	9,252,843

REAL ESTATE - 2.0%
9,184,615	Forest City Enterprises, L.P., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 12/08/25	9,234,350
11,970,000	Specialty Building Products Holdings, LLC, Initial Term Loan (2018), VAR LIBOR USD 3 Month+5.750%, 09/25/25	11,932,594

		21,166,944

Principal Amount ($)		Value ($)

RETAIL - 5.5%
18,668,258	Academy, Ltd., Initial Term Loan, VAR LIBOR USD 3 Month+4.000%, 07/01/22	13,403,809
15,659,167	Dealer Tire, LLC, Initial Term Loan, VAR LIBOR USD 3 Month+5.500%, 12/04/25	15,698,314
1,178,368	General Nutrition Centers, Inc., FILO Term Loan, VAR LIBOR USD 3 Month+7.000%, 12/31/22	1,194,205
9,900,316	General Nutrition Centers, Inc., Tranche B-2 Term Loan, 1st Lien, VAR LIBOR USD 3 Month+8.750%, 03/04/21	8,795,837
10,182,170	Jo-Ann Stores, LLC, Initial Loan, 1st Lien, VAR LIBOR USD 3 Month+5.000%, 10/20/23	9,248,822
9,554,955	Jo-Ann Stores, LLC, Initial Loan, 2nd Lien, VAR LIBOR USD 3 Month+9.250%, 05/21/24	8,456,135
845,658	Neiman Marcus Group Ltd, Other Term Loan, 1st Lien, 10/25/23	726,564

		57,523,686

SERVICE - 5.0%
6,685,593	Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	6,135,703
2,183,465	Advantage Sales & Marketing Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	1,998,143
13,710,000	Advantage Sales & Marketing Inc., Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.500%, 07/25/22	10,916,656
10,067,055	CSC SW Holdco, Inc. (fka CSC Serviceworks, Inc.), Term Loan B-1, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 11/14/22	9,884,590
5,990,336	EnergySolutions, LLC (aka Envirocare of Utah, LLC), Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 05/09/25	5,750,722
10,053,440	Parexel International, Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 09/27/24	9,654,922
7,562,027	USI, Inc. (fka Compass Investors Inc.), 2017 New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 05/16/24	7,385,794

		51,726,530

TRANSPORTATION - 1.3%
2,182,139	Capital Automotive LP, Term Loan, 2nd Lien, VAR LIBOR USD 3 Month+6.000%, 03/21/25	2,195,101
11,730,143	Gruden Acquisition, Inc., Incremental Term Loan, 1st Lien, VAR LIBOR USD 3 Month+5.500%, 08/18/22	11,671,493

		13,866,594

See Glossary on page 10 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	3

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Income Fund

Principal Amount ($)/Shares		Value ($)

U.S. Senior Loans (continued)

UTILITIES - 3.9%
1,403,411	Eastern Power, LLC (Eastern Covert Midco, LLC), Term Loan, 10/02/21	1,403,993
10,228,622	VAR LIBOR USD 3 Month+3.750%, 10/02/23	10,232,867
2,319,304	Granite Acquisition, Inc., Term Loan B, 2nd Lien, VAR LIBOR USD 3 Month+7.250%, 12/19/22	2,325,473
11,780,034	Lightstone Holdco LLC, Refinancing Term Loan B, VAR LIBOR USD 3 Month+3.750%, 01/30/24	11,648,274
664,412	Lightstone Holdco LLC, Refinancing Term Loan C, VAR LIBOR USD 3 Month+3.750%, 01/30/24	656,981
2,998,595	Pacific Gas and Electric, Initial Term Loan, 04/27/22	2,933,946
11,262,121	Pike Corporation, Initial Term Loan, VAR LIBOR USD 3 Month+3.500%, 03/23/25	11,291,290
59,127,210	Texas Competitive Electric Holdings Co., LLC, Extended Escrow Loan, (f)	59,127

		40,551,951

	Total U.S. Senior Loans (Cost $740,878,591)	622,866,887

Foreign Denominated or Domiciled Senior Loans (a) - 2.3%

CANADA - 0.9%
8,704,232	Bausch Health Companies Inc. (fka Valeant Pharmaceuticals International, Inc.), Initial Term Loan, VAR LIBOR USD 3 Month+3.000%, 06/02/25	8,710,586

LUXEMBOURG - 1.4%
15,000,000	Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, VAR LIBOR USD 3 Month+3.750%, 11/27/23	14,866,425

	Total Foreign Denominated or Domiciled Senior Loans (Cost $23,630,283)	23,577,011

Preferred Stock - 25.6%

FINANCIAL (g) - 2.8%
997,315	Federal Home Loan Mortgage	16,986,186
545,289	Federal National Mortgage Association	12,295,842

		29,282,028

REAL ESTATE - 22.8%
645,161	Braemar Hotels & Resorts, Inc., REIT 5.50% (i)	11,987,091
180,008	Creek Pine Holdings, LLC, REIT 10.25% (c)(d)	198,207,176
23,266	Jernigan Capital, Inc., REIT 7.00% (c)(d)	25,609,915

		235,804,182

	Total Preferred Stock (Cost $244,331,107)	265,086,210

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (k) - 19.4%
1,000,000	Acis CLO, Ltd., Series 2015-6A, Class D VAR LIBOR USD 3 Month+3.770%, 6.35%, 5/1/2027 (j)(l)	968,750
7,500,000	Acis CLO, Ltd., Series 2015-6A, Class E VAR LIBOR USD 3 Month+5.490%, 8.07%, 5/1/2027 (j)(l)	6,887,500
750,000	Acis CLO, Ltd., Series 2014-4A, Class D VAR LIBOR USD 3 Month+3.100%, 5.68%, 5/1/2026 (l)	723,075
7,000,000	Acis CLO, Ltd., Series 2014-5A, Class D VAR LIBOR USD 3 Month+4.340%, 6.92%, 11/1/2026 (j)(l)	6,820,100
14,750,000	Acis CLO, Ltd., Series 2014-4A, Class E VAR ICE LIBOR USD 3 Month+4.800%, 7.38%, 5/1/2026 (j)(l)	13,090,625
4,000,000	Acis CLO, Ltd., Series 2014-3A, Class E VAR LIBOR USD 3 Month+4.750%, 7.33%, 2/1/2026 (j)(l)	3,636,800
6,500,000	BlueMountain CLO, Ltd., Series 2018-3A, Class ER VAR LIBOR USD 3 Month+8.080%, 10.67%, 4/20/2031 (l)	5,732,350
3,500,000	California Street CLO IX, Series 2019-9A, Class FR2 VAR ICE LIBOR USD 3 Month+8.520%, 0.00%, 7/16/2032 (l)	3,342,500
1,750,000	Carlyle Global Market Strategies CLO, Series 2018-5A, Class FRR VAR ICE LIBOR USD 3 Month+7.770%, 10.37%, 7/15/2031 (l)	1,566,250
5,375,000	Carlyle Global Market Strategies CLO, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+5.400%, 7.99%, 4/17/2031 (l)	4,837,500
2,250,000	Catamaran CLO, Ltd., Series 2015-1A, Class E VAR LIBOR USD 3 Month+5.150%, 7.74%, 4/22/2027 (l)	2,137,500
3,000,000	Catamaran CLO, Ltd., Series 2014-2A, Class D VAR LIBOR USD 3 Month+4.850%, 7.45%, 10/18/2026 (j)(l)	2,966,700
1,250,000	Cathedral Lake CLO, Ltd., Series 2013-1A, Class DR 9.85%, 10/15/2029 (d)(l)	1,216,375
1,825,000	CFIP CLO, Ltd., Series 2017-1A, Class ER VAR LIBOR USD 3 Month+6.600%, 9.20%, 7/13/2029 (l)	1,760,943
5,000,000	CIFC Funding, Series 2018-3A, Class FR2 VAR ICE LIBOR USD 3 Month+8.250%, 10.84%, 10/22/2031 (l)	4,475,000

4	See Glossary on page 10 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
1,000,000	CIFC Funding, Ltd., Series 2018-1A, Class ER2 VAR LIBOR USD 3 Month+5.850%, 8.45%, 1/18/2031 (l)	920,000
4,000,000	Covenant Credit Partners CLO III, Series 2017-1A, Class F VAR LIBOR USD 3 Month+7.950%, 10.55%, 10/15/2029 (l)	3,580,000
4,000,000	CVP Cascade CLO, Ltd., Series 2014-2A, Class D VAR LIBOR USD 3 Month+4.800%, 7.40%, 7/18/2026 (l)	3,440,000
4,600,000	Denali Capital CLO XI, Series 2018-1A, Class ER VAR ICE LIBOR USD 3 Month+8.250%, 10.84%, 10/20/2028 (l)	4,331,268
1,000,000	Dryden 42 Senior Loan Fund, Series 2018-42A, Class FR VAR ICE LIBOR USD 3 Month+7.200%, 9.80%, 7/15/2030 (l)	905,000
3,500,000	Dryden 64 CLO, Series 2018-64A, Class F VAR ICE LIBOR USD 3 Month+7.150%, 9.75%, 4/18/2031 (l)	3,045,000
8,000,000	Eaton Vance CLO 2019-1, Series 2019-1A, Class F VAR ICE LIBOR USD 3 Month+8.250%, 10.75%, 4/15/2031 (l)	7,640,000
6,000,000	ECP CLO, Ltd., Series 2018-7A, Class DR VAR LIBOR USD 3 Month+5.900%, 8.49%, 4/22/2030 (l)	5,151,000
1,500,000	Galaxy XXI CLO, Series 2018-21A, Class ER VAR ICE LIBOR USD 3 Month+5.250%, 7.84%, 4/20/2031 (l)	1,344,465
5,450,000	Galaxy XXVI CLO, Ltd., Series 2018-26A, Class F VAR LIBOR USD 3 Month+8.000%, 10.52%, 11/22/2031 (l)	4,823,250
3,000,000	Goldentree Loan Management US CLO 3, Series 2018-3A, Class F VAR ICE LIBOR USD 3 Month+6.500%, 9.09%, 4/20/2030 (l)	2,623,800
3,500,000	Goldentree Loan Management US CLO 4, Series 2019-4A, Class F VAR LIBOR USD 3 Month+6.400%, 9.01%, 4/24/2031 (l)	3,115,000
3,500,000	GoldenTree Loan Opportunities IX, Ltd., Series 2018-9A, Class FR2 VAR LIBOR USD 3 Month+7.640%, 10.22%, 10/29/2029 (l)	3,272,500
6,000,000	Jay Park CLO, Ltd., Series 2018-1A, Class ER VAR LIBOR USD 3 Month+7.350%, 9.94%, 10/20/2027 (l)	5,595,000
3,000,000	JFIN CLO, Ltd., Series 2013-1I, Class E VAR LIBOR USD 3 Month+6.000%, 8.59%, 1/20/2025	2,670,000

Principal Amount ($)		Value ($)
1,500,000	KKR CLO 21, Series 2018-21, Class F VAR LIBOR USD 3 Month+7.250%, 9.85%, 4/15/2031 (l)	1,335,000
3,000,000	LCM XIII, Series 2016-13A, Class ER VAR LIBOR USD 3 Month+7.300%, 9.89%, 7/19/2027 (l)	3,015,000
3,000,000	LCM XIV, Ltd., Series 2018-14A, Class FR VAR LIBOR USD 3 Month+7.610%, 10.20%, 7/20/2031 (l)	2,655,000
1,000,000	LCM XXIII, Ltd., Series 2016-23A, Class D VAR LIBOR USD 3 Month+7.050%, 9.64%, 10/20/2029 (l)	990,000
490,000	Magnetite VII, Ltd., Series 2018-7A, Class ER2 VAR LIBOR USD 3 Month+6.500%, 9.10%, 1/15/2028 (l)	443,450
500,000	Mountain View Clo XIV, Series 2019-1A, Class F VAR LIBOR USD 3 Month+8.700%, 11.32%, 4/15/2029 (l)	468,750
11,500,000	Mountain View CLO, Ltd., Series 2014-1A, Class E VAR LIBOR USD 3 Month+5.330%, 7.93%, 10/15/2026 (l)	10,350,000
5,800,000	MP CLO VII, Series 2018-1A, Class FRR VAR LIBOR USD 3 Month+7.910%, 10.51%, 10/18/2028 (l)	5,304,873
1,575,000	Nassau, Ltd., Series 2017-IA, Class D VAR LIBOR USD 3 Month+6.180%, 8.78%, 10/15/2029 (l)	1,476,562
3,000,000	Neuberger Berman CLO XX, Ltd., Series 2017-20A, Class FR VAR LIBOR USD 3 Month+7.450%, 10.05%, 1/15/2028 (l)	2,887,500
4,000,000	Northwoods Capital XII-B, Ltd., Series 2018-12BA, Class F VAR LIBOR USD 3 Month+8.170%, 10.58%, 6/15/2031 (l)	3,520,000
3,110,000	OZLM XXII, Ltd., Series 2018-22A, Class E VAR LIBOR USD 3 Month+7.390%, 9.98%, 1/17/2031 (l)	2,721,250
3,750,000	Palmer Square CLO, Series 2019-1A, Class DR2 VAR LIBOR USD 3 Month+6.250%, 8.77%, 5/21/2029 (l)	3,749,625
3,150,000	Saranac CLO III, Ltd., Series 2018-3A, Class ER VAR LIBOR USD 3 Month+7.500%, 9.84%, 6/22/2030 (l)	3,023,055
5,000,000	Saranac CLO VI, Ltd., Series 2018-6A, Class E VAR LIBOR USD 3 Month+6.400%, 8.85%, 8/13/2031 (l)	4,675,000

See Glossary on page 10 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	5

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Income Fund

Principal Amount ($)		Value ($)

Collateralized Loan Obligations (continued)
1,500,000	Shackleton 2016-IX CLO, Series 2016-9A, Class E VAR LIBOR USD 3 Month+6.760%, 9.35%, 10/20/2028 (l)	1,491,000
500,000	Steele Creek CLO, Series 2018-1A, Class FR VAR ICE LIBOR USD 3 Month+6.900%, 9.31%, 6/15/2031 (l)	435,000
1,500,000	Symphony CLO XXI, Series 2019-21A, Class E VAR LIBOR USD 3 Month+6.750%, 9.11%, 7/15/2032 (l)	1,499,700
1,000,000	TCW CLO, Series 2019-1A, Class F VAR LIBOR USD 3 Month+8.670%, 11.35%, 2/15/2029 (l)	980,000
2,200,000	TICP CLO I-2, Series 2018-IA, Class E VAR LIBOR USD 3 Month+8.000%, 10.59%, 4/26/2028 (l)	2,112,000
4,150,000	TICP CLO III-2, Ltd., Series 2018-3R, Class F VAR LIBOR USD 3 Month+7.980%, 10.57%, 4/20/2028 (l)	3,783,970
2,000,000	Trinitas CLO III, Ltd., Series 2015-3A, Class E VAR LIBOR USD 3 Month+5.250%, 7.85%, 7/15/2027 (l)	1,720,000
9,000,000	Trinitas CLO X, Series 2019-10A, Class F VAR LIBOR USD 3 Month+7.785%, 10.40%, 4/15/2032 (l)	8,325,000
575,000	Venture XIII CLO, Ltd., Series 2017-13A, Class ER VAR LIBOR USD 3 Month+6.750%, 9.20%, 9/10/2029 (l)	534,750
3,200,000	Voya CLO, Ltd., Series 2018-4A, Class ER VAR LIBOR USD 3 Month+9.050%, 11.65%, 7/14/2031 (l)	3,117,440
3,950,000	Wellfleet CLO, Ltd., Series 2018-2A, Class DR VAR LIBOR USD 3 Month+5.500%, 8.09%, 10/20/2028 (l)	3,814,318
7,250,000	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E VAR LIBOR USD 3 Month+5.970%, 8.57%, 7/16/2027 (j)(l)	7,032,500
3,000,000	Zais CLO 3, Ltd., Series 2018-3A, Class DR VAR LIBOR USD 3 Month+6.910%, 9.51%, 7/15/2031 (l)	2,737,500
1,250,000	Zais CLO 7, Ltd., Series 2017-2A, Class E VAR LIBOR USD 3 Month+7.150%, 9.75%, 4/15/2030 (l)	1,185,833
3,300,000	Zais CLO 8, Ltd., Series 2018-1A, Class E VAR LIBOR USD 3 Month+5.250%, 7.85%, 4/15/2029 (l)	2,953,500

	Total Collateralized Loan Obligations (Cost $209,462,283)	200,955,827

Principal Amount ($)/Shares		Value ($)

Common Stocks - 9.3%

CHEMICALS (h) - 0.1%
299,032	MPM Holdings, Inc.	1,495,160

COMMUNICATION SERVICES - 4.8%
714,204	Clear Channel Outdoor Holdings, Inc., Class A (h)	3,371,043
339,558	iHeartMedia (h)	5,110,348
502,161	Metro-Goldwyn-Mayer, Inc. (m)	33,895,868
27,134	TerreStar Corporation (c)(d)(m)	7,837,927

		50,215,186

CONSUMER DISCRETIONARY (h) - 0.7%
1,450	Toys ‘R’ Us	1,713,013
1,450	Tru Kids, Inc.	5,139,040

		6,852,053

ENERGY - 0.5%
167,419	Fieldwood Energy LLC	5,284,162
1,118,286	Value Creation, Inc. (c)(d)	1

		5,284,163

GAMING/LEISURE (c)(d)(e) - 0.0%
44	LLV Holdco LLC - Litigation Trust Units	—
34,512	LLV Holdco LLC - Series A, Membership Interest	—
436	LLV Holdco LLC - Series B, Membership Interest	—

		—

HEALTHCARE (c)(d)(e) - 0.0%
207,031	CCS Medical Inc.	—

HOUSING (c)(d) - 0.0%
1,648,350	Westgate Investments LLC	—

INDUSTRIALS - 0.2%
35,569	American Airlines Group, Inc.	1,159,905
250,627	Remington Outdoor Co., Inc. (h)	360,276

		1,520,181

INFORMATION TECHNOLOGY (h) - 0.0%
117	Avaya Holdings Corp.	1,394

MATERIALS (c)(d)(h) - 0.1%
14,621	Omnimax International, Inc.	1,022,575

REAL ESTATE - 2.9%
1,342,109	Allenby (c)(d)(e)	2
9,028,507	Claymore (c)(d)(e)	9
31,232	Jernigan Capital, Inc. , REIT	640,256
1,332,591	NFRO REIT SUB, LLC (c)(d)(e)	29,059,014

		29,699,281

	Total Common Stocks (Cost $382,611,260)	96,089,993

6	See Glossary on page 10 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Income Fund

Principal Amount ($)/Shares		Value ($)

Agency Collateralized Mortgage Obligation - 5.8%
60,650,376	FREMF Mortgage Trust, Series 2019-KF60, Class C VAR LIBOR USD 1 Month+6.000%, 8.43%, 2/25/2026 (j)(l)	60,536,354

	Total Agency Collateralized Mortgage Obligations (Cost $60,554,957)	60,536,354

Corporate Bonds & Notes - 3.8%

COMMUNICATION SERVICES - 0.5%
	iHeartCommunications, Inc.
1,853,727	6.38%, 05/01/26	1,976,537
3,368,312	8.38%, 05/01/27	3,545,216

		5,521,753

CONSUMER DISCRETIONARY - 0.3%
3,000,000	PetSmart 8.88%, 06/01/25 (l)	2,895,000

ENERGY (b) - 0.1%
15,600,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (c)(d)(l)	1,076,400
5,000,000	Rex Energy Corp. 8.00%, 10/03/19	81,250

		1,157,650

INDUSTRIALS - 0.0%
7,500,000	American Airlines	164,400

INFORMATION TECHNOLOGY (b)(c)(d) - 0.0%
4,571,000	Avaya, Inc.	—

UTILITIES (b) — 2.9%
13,753,863	Bruce Mansfield Unit 1 2007 Pass- Through Trust	12,833,872
	Pacific Gas & Electric
1,500,000	5.80%, 03/01/37	1,646,250
4,500,000	6.05%, 03/01/34	5,040,000
4,000,000	6.25%, 03/01/39	4,540,000
5,000,000	6.35%, 02/15/38	5,700,000
20,000,000	Texas Competitive Electric Holdings Co., LLC (f)	102,000
8,000,000	Texas Competitive Electric Holdings Co., LLC (f)	36,000

		29,898,122

	Total Corporate Bonds & Notes (Cost $51,000,227)	39,636,925

Registered Investment Company - 1.8%
989,143	NexPoint Strategic Opportunities Fund (e)(i)	18,714,586

	Total Registered Investment Company (Cost $19,675,393)	18,714,586

Loan - 0.8%
7,950,000	NFRO Loan	7,950,000

	Total Loans (Cost $7,950,000)	7,950,000

Principal Amount ($)/Shares/Units		Value ($)

Rights - 0.1%

UTILITIES (h) - 0.1%
1,117,866	Texas Competitive Electric Holdings Co., LLC	885,350

	Total Rights (Cost $3,882,778)	885,350

Warrants - 0.0%

ENERGY (h) - 0.0%
5,801	Arch Coal, Inc., Expires 10/08/2023	278,448

GAMING/LEISURE (c)(d)(e)(h) - 0.0%
1,834	LLV Holdco LLC - Series C, Membership Interest	—
2,522	LLV Holdco LLC - Series D, Membership Interest	—
2,819	LLV Holdco LLC - Series E, Membership Interest	—
3,172	LLV Holdco LLC - Series F, Membership Interest	—
3,594	LLV Holdco LLC - Series G, Membership Interest	—

		—

INDUSTRIALS (c)(d)(h) - 0.0%
453	Omnimax Holdings, Inc., Expires 12/31/2049	31,652
178,140	Remington Outdoor Co., Inc.	—

		31,652

INFORMATION TECHNOLOGY (b)(h) - 0.0%
18,641	Avaya, Inc., Expires 12/15/2022	18,641

	Total Warrants (Cost $290,959)	328,741

Claims (n) - 0.0%

COMMUNICATION SERVICES (b)(c)(d)(h) - 0.0%
3,791,858	Lehman Brothers Commercial Paper LCPI Claim Facility	52,138

	Total Claims (Cost $1,814,883)	52,138

Purchased Call Options (h) - 0.0%
	Total Purchased Call Options (Cost $168,789)	40,000

Cash Equivalents - 0.0%

MONEY MARKET FUND (o) - 0.0%
73,970	Dreyfus Treasury & Agency Cash Management, Institutional Class, Class A 2.100%	73,970

	Total Cash Equivalents (Cost $73,970)	73,970

Total Investments - 128.9%		1,336,793,992

(Cost $1,746,325,480)
Other Assets & Liabilities, Net - (28.9)%		(299,468,433)

Net Assets - 100.0%		1,037,325,559

See Glossary on page 10 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	7

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2019	Highland Income Fund

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2019, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(b)	The issuer is, or is in danger of being, in default of its payment obligation.
(c)

Securities with a total aggregate value of $373,584,513, or 36.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Investment Portfolio for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $374,800,888, or 36.1% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2019. Please see Notes to Investment Portfolio.

(e)	Affiliated issuer. Assets with a total aggregate market value of $143,749,913, or 13.9% of net assets, were affiliated with the Fund as of June 30, 2019.
(f)	Represents value held in escrow pending future events. No interest is being accrued.
(g)	Perpetual maturity. Maturity date presented represents the next call date.
(h)	Non-income producing security.
(i)	All or part of this security is pledged as collateral for short sales. The market value of the securities pledged as collateral was $14,098,367.
(j)	As of June 30, 2019, investments with a total aggregate value of $101,939,329 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(k)

Variable or floating rate security. The base lending rates are generally the lending rate offered by one or more European banks such as the LIBOR. The interest rate shown reflects the rate in effect June 30, 2019. LIBOR, otherwise known as London Interbank Offered Rate, is the benchmark interest rate that banks charge each other for short-term loans. Current LIBOR rates include 1 month which is equal to 2.49% and 3 months equal to 2.60%.

(l)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2019, these securities amounted to $262,793,581 or 25.3% of net assets.

(m)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Period End	Percent of Net Assets
Metro-Goldwyn-Mayer, Inc.	Common Stocks	12/20/2010	$21,845,688	$33,895,868	3.3%
TerreStar Corporation	Common Stocks	3/16/2018	$3,093,276	$7,837,927	0.8%

(n)	These positions represent claims that have been filed with the United States Bankruptcy Court Southern District of New York against Lehman Commercial Paper, Inc. UKBranch.
(o)	Rate shown is 7 day effective yield.

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Communication Services	1.4%
Healthcare	0.9%

2.3%

8	See Glossary on page 10 for abbreviations along with accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2019	Highland Income Fund

Purchased options contracts outstanding as of June 30, 2019 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED CALL OPTIONS:
July 19 Calls on VIX	$21.00	Societe Generale	July 2019	1,000	1,046,000	$168,789	$40,000

The average amount of borrowing by the Fund on reverse repurchase agreements outstanding during the period ended June 30, 2019 was $56,802,771 at a weighted average interest rate of 4.06%.

Reverse Repurchase Agreements outstanding as of June 30, 2019 were as follows:

Counterparty	Collateral Pledged	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BNP	Acis CLO, Ltd., Series 2014-3A, Class E, VAR LIBOR USD 3 Month+4.750%, 7.33%, 2/1/2026	4.131	4/24/2019	7/23/2019	$2,817,601	$(4,000,000)	$(2,788,800)
BNP	Acis CLO, Ltd., Series 2014-4A, Class E, VAR LIBOR USD 3 Month+4.800%, 7.38%, 5/1/2026	4.131	4/24/2019	7/23/2019	10,288,569	(14,750,000)	(10,183,400)
BNP	Acis CLO, Ltd., Series 2014-5A, Class D, VAR LIBOR USD 3 Month+4.340%, 6.92%, 11/1/2026	3.581	4/24/2019	7/23/2019	5,696,041	(7,000,000)	(5,645,500)
BNP	Acis CLO, Ltd., Series 2015-6A, Class D, VAR LIBOR USD 3 Month+3.770%, 6.35%, 5/1/2027	3.581	4/24/2019	7/23/2019	808,575	(1,000,000)	(801,400)
BNP	Acis CLO, Ltd., Series 2015-6A, Class E, VAR LIBOR USD 3 Month+5.490%, 8.07%, 5/1/2027	4.131	4/24/2019	7/23/2019	5,413,335	(7,500,000)	(5,358,000)
BNP	Ballyrock CLO, Ltd., Series 2019-1A, Class ER, VAR LIBOR USD 3 Month+6.950%, 9.55%, 10/15/2028	4.017	5/7/2019	7/1/2019	3,776,183	(5,000,000)	(3,753,150)
BNP	Catamaran CLO, Ltd., Series 2014-2A, Class D, VAR LIBOR USD 3 Month+4.850%, 7.45%, 10/18/2026	4.142	4/18/2019	7/17/2019	2,217,224	(3,000,000)	(2,194,500)
Mizuho	FREMF Mortgage Trust, Series 2019-KF60, Class C, VAR LIBOR USD 1 Month+6.0900%, 8.43%, 2/25/2026	3.880	4/30/2019	7/30/2019	45,870,144	(60,663,233)	(45,424,629)
BNP	Z Capital Credit Partners CLO, Ltd., Series 2015-1A, Class E, VAR LIBOR USD 3 Month+5.970%, 8.57%, 7/16/2027	4.131	4/24/2019	7/23/2019	2,958,643	(4,000,000)	(2,928,400)

Total Reverse Repurchase Agreements						$(106,913,233)	$(79,077,779)

See Glossary on page 10 for abbreviations along with accompanying Notes to Consolidated Financial Statements.	9

GLOSSARY: (abbreviations that may be used in the preceding statements)(unaudited)

Other Abbreviations:
CLO	Collateralized Loan Obligation
FREMF	Freddie Mac Multi-Family
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind
VAR	Variable
VIX	Chicago Board Options Exchange Market Volatility Index

10	Semi-Annual Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019	Highland Income Fund

($)
Assets
Investments from unaffiliated issuers, at value	1,192,970,109
Affiliated investments, at value (Note 10)	143,749,913

Total Investments, at value	1,336,720,022
Cash equivalents (Note 2)	73,970
Cash	91,245,821
Restricted Cash (Note 2)	2,454,591
Receivable for:
Investments sold and principal paydowns	34,724,966
Dividends and interest	9,598,911
Fund shares sold	90,735
Due from broker	2,182,598
Prepaid expenses and other assets	1,211,368

Total assets	1,478,302,982

Liabilities:
Notes payable	350,000,000
Reverse repurchase agreements (Note 3)	79,077,779
Payable for:
Investments purchased	9,331,073
Interest expense and commitment fee payable (Note 6)	1,237,729
Investment advisory and administration fees (Note 7)	1,130,021
Accrued expenses and other liabilities	200,821

Total liabilities	440,977,423

Commitments and Contingencies (Note 8)

Net Assets	1,037,325,559

Net Assets Consist of:
Paid-in capital	1,629,078,623
Total distributable loss	(591,753,064)

Net Assets	1,037,325,559

Investments, at cost	1,290,560,273
Affiliated investments, at cost (Note 10)	455,691,237
Cash equivalents, at cost (Note 2)	73,970

Common Shares
Shares outstanding ($0.001 par value; unlimited authorization)	71,914,765
Net asset value per share (Net assets/shares outstanding)	14.42

See accompanying Notes to Consolidated Financial Statements.	11

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period Ended June 30, 2019	Highland Income Fund

($)
Investment Income
Income:
Dividends from unaffiliated issuers	1,965,277
Dividends from affiliated issuers (Note 10).	694,374
Interest from unaffiliated issuers	37,924,799
Interest paid in kind from unaffiliated issuers	988,049
Interest paid in kind from affiliated issuers (Note 10)	3,260,012
Other income	4,795,307

Total income	49,627,818

Expenses:
Investment advisory (Note 7)	4,729,497
Administration fees (Note 7)	1,525,959
Interest expense, commitment fees, and financing costs (Note 6)	8,446,844
Accounting services fees	412,301
Custodian/wire agent fees	303,706
Audit fees	155,005
Legal fees	153,483
Trustees fees (Note 6)	119,391
Reports to shareholders	90,202
Insurance	75,785
Transfer agent fees	48,022
Other	838,041
Total operating expenses	16,898,236

Net investment income	32,729,582

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments from unaffiliated issuers	(17,299,018)
Investments in affiliated issuers	(1,743,503)
Written options contracts (Note 3)	350,021
Foreign currency related transactions	34

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	19,717,538
Investments in affiliated issuers	9,915,008
Foreign currency related translations	124

Net realized and unrealized gain (loss) on investments	10,940,204

Total increase in net assets resulting from operations	43,669,786

12	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Highland Income Fund

	Period Ended June 30, 2019 (unaudited) ($)	Period Ended December 31, 2018 ($)‡	Year Ended June 30, 2018 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	32,729,582	29,883,997	50,700,522
Net realized loss on investments, written options and foreign currency transactions	(18,692,466)	(388,852)	(28,313,816)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency transactions	29,632,670	(56,562,382)	41,408,816

Net increase (decrease) from operations	43,669,786	(27,067,237)	63,795,522

Distributions
Class A	—	—	(3,380,302)
Class C	—	—	(2,697,014)
Class Z	—	—	(6,360,145)
Shares of closed-end fund	(33,213,674)	(32,468,254)	(37,207,965)
Return of capital:
Shares of closed-end fund	—	(720,948)	(6,936,337)

Total distributions	(33,213,674)	(33,189,202)	(56,581,763)

Increase (decrease) in net assets from operations and distributions	10,456,112	(60,256,439)	7,213,759

Share transactions*:
Proceeds from sale of shares
Class A	—	—	75,507,963
Class C	—	—	49,282,371
Class Z	—	—	252,257,435
Value of distributions reinvested
Class A	—	—	3,008,894
Class C	—	—	2,470,570
Class Z	—	—	5,841,184
Shares of closed-end fund	457,929	1,121,049	1,244,740
Cost of shares redeemed
Class A	—	—	(61,916,334)
Class C	—	—	(26,700,962)
Class Z	—	—	(109,971,065)
Net increase from shares transactions	457,929	1,121,049	191,024,796

Total increase (decrease) in net assets	10,914,041	(59,135,390)	198,238,555

Net Assets
Beginning of period	1,026,411,518	1,085,546,908	887,308,353

End of period	1,037,325,559	1,026,411,518	1,085,546,908

‡	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
*

Capital stock activity prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1) Distribution activity related to the A, C, and Z share classes relates to the period from July 1, 2017 through November 3, 2017.

See accompanying Notes to Consolidated Financial Statements.	13

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Income Fund

	Period Ended June 30, 2019 (unaudited)	Period Ended December 31, 2018‡	Year Ended June 30, 2018
CAPITAL STOCK ACTIVITY - SHARES*

Class A:
Shares sold	—	—	5,028,824
Issued for distribution reinvested	—	—	200,393
Shares redeemed	—	—	(4,126,129)
Shares converted in conversion (Note 1)	—	—	(19,014,516)

Net decrease in fund shares	—	—	(17,911,428)

Class C:
Shares sold	—	—	3,282,455
Issued for distribution reinvested	—	—	164,623
Shares redeemed	—	—	(1,779,278)
Shares converted in conversion (Note 1)	—	—	(16,925,308)

Net decrease in fund shares	—	—	(15,257,508)

Class Z:
Shares sold	—	—	16,798,932
Issued for distribution reinvested	—	—	389,052
Shares redeemed	—	—	(7,323,136)
Shares converted in conversion (Note 1)	—	—	(35,789,642)

Net decrease in fund shares	—	—	(25,924,794)

Shares of closed-end fund:
Shares sold	—	—	—
Shares converted in conversion	—	—	71,729,466
Issued for distribution reinvested	42,181	75,364	67,754

Net increase in fund shares	42,181	75,364	71,797,220

‡	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).

14	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period Ended June 30, 2019	Highland Income Fund

($)
Cash Flows Used in Operating Activities:
Net increase in net assets resulting from operations	43,669,786

Adjustments to Reconcile Net Investment Gain to Net Cash Used in Operating Activities Operating Activities:
Purchases of investment securities from unaffiliated issuers	(523,643,039)
Purchases of investment securities from affiliated issuers	(21,791,559)
Interest paid in kind from unaffiliated issuers	(988,049)
Interest paid in kind from affiliated issuers	(3,260,012)
Proceeds from disposition of investment securities from unaffiliated issuers	671,744,704
Proceeds from disposition of investment securities from affiliated issuers	7,856,551
Proceeds from sale of short-term portfolio investments, net	17,231,130
Paydowns at cost	44,437,484
Net accretion of discount	(1,148,062)
Net realized loss on Investments from unaffiliated issuers	17,299,018
Net realized loss on Investments from affiliated issuers	1,743,503
Net realized gain on securities sold short, written options contracts and foreign currency transactions	(350,055)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, and foreign currency related transactions	(29,632,670)
Decrease in receivable for investments sold and principal paydowns	(24,649,457)
Increase in receivable for dividends and interest	(2,821,095)
Increase in restricted cash	(2,454,591)
Decrease due from broker	5,215,266
Increase in prepaid expenses and other assets	(1,045,434)
Decrease in payable for investments purchased	(6,730,388)
Increase in payables to investment advisory	(98,429)
Decrease in payable for commitment fees	(592,953)
Increase in accrued expenses and other liabilities	(624,979)

Net cash flow provided by operating activities	189,366,670

Cash Flows Used In Financing Activities:
Distributions paid in cash, net of payable	(32,659,592)
Decrease in notes payable	(100,000,000)
Proceeds from reverse repurchase agreements, net	32,936,679

Net cash flow used by financing activities	(99,722,913)

Effect of exchange rate changes on cash	158

Net Increase in Cash	89,643,915

Cash and Foreign Currency/Due to Custodian:
Beginning of period	1,601,906

End of period	91,245,821

Supplemental disclosure of cash flow information:
Reinvestment of distributions	457,929

Cash paid during the period for interest expense and commitment fees	7,209,115

See accompanying Notes to Consolidated Financial Statements.	15

CONSOLIDATED FINANCIAL HIGHLIGHTS

Highland Income Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Period Ended June 30, 2019 (unaudited)		For the Period Ended December 31, 2018**		For the Years Ended June 30,
					2018*‡	2017*‡		2016*‡	2015*‡	2014*‡

Net Asset Value, Beginning of Period	$14.28		$15.12		$15.01	$14.33		$16.17	$16.91	$15.98

Income from Investment Operations:

Net investment income(a)	0.46		0.42		0.75	0.68		0.89	0.74	0.74

Redemption fees added to paid-in capital	—		—		—	—		—	—	— (b)

Net realized and unrealized gain (loss)	0.14		(0.80)		0.18	0.74		(1.84)	(0.74)	0.93

Total from Investment Operations	0.60		(0.38)		0.93	1.42		(0.95)	— (b)	1.67

Less Distributions Declared to shareholders:

From net investment income	(0.46)		(0.45)		(0.72)	(0.74)		(0.89)	(0.74)	(0.72)

From return of capital	—		(0.01)		(0.10)	—		—	—	(0.02)

Total distributions declared to shareholders	(0.46)		(0.46)		(0.82)	(0.74)		(0.89)	(0.74)	(0.74)

Net Asset Value, End of period(c)	$14.42		$14.28		$15.12	$15.01		$14.33	$16.17	$16.91

Market Value, End of Period	$13.84		$12.80		$15.62	$—		$—	$—	$—

Total Return(d)	11.82	%(j)	(15.44	)%(j)	9.77%	10.05%		(5.77)%	0.11%	10.68%

Ratios to Average Net Assets / Supplemental Data:(e)(f)

Net Assets, End of Period (000’s)	$1,037,326		$1,026,412		$1,085,547	$389,278		$241,197	$283,673	$340,089

Gross operating expenses(g)(h)	3.26%		3.10%		1.79%	1.20	%(i)	1.38%	1.03%	1.25%

Net investment income(h)	6.31%		5.48%		4.98%	4.61%		5.65%	4.55%	4.49%

Portfolio turnover rate	12%		27	%(j)	177%	63%		53%	55%	69%

Average commission rate paid(l)	$0.23022		$0.0243		$0.0300

*	Per share data prior to November 3, 2017 has been adjusted to give effect to an approximately 2 to 1 reverse stock split as part of the conversion to a closed-end fund. (Note 1)
**	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).
‡	Reflects the financial highlights of Class Z of the open-end fund prior to the conversion.
(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(d)

Total return is based on market value per share for periods after November 3, 2017. Distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Prior to November 3, 2017, total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below.
(g)	Includes dividends and fees on securities sold short.
(h)	Excludes 12b-1 fees from partial period operating as an open-end fund. Following the conversion on November 3, 2017, the Fund is no longer subject to 12b-1 fees.
(i)

Refer to Note 7 in the Notes to the Financial Statements for discussion of prior period custodian out-of-pocket expenses that were communicated to the Fund in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Fund. The Ratios of Gross Operating Expenses and Net Operating Expenses to Average Net Assets would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/ reimbursements with no impact to net expenses or net investment income.

(j)	Not annualized.

16	See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Highland Income Fund

	For the Period Ended June 30, 2019 (unaudited)	For the Period Ended December 31, 2018**		For the Years Ended June 30,
				2018		2017	2016	2015	2014

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.26%	3.10%		1.79%		1.12%	1.11%	1.04%	0.99%

Interest expense and commitment fees	1.63%	1.63%		0.49%		0.01%	0.15%	0.04%	0.08%

Dividends and fees on securities sold short	—%	—	%(k)	—	%(k)	0.01%	0.01%	0.05%	0.04%

(k)	Represents less than 0.005%.
(l)

Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. The period prior to the Conversion Date is not presented.

See accompanying Notes to Consolidated Financial Statements.	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

June 30, 2019	Highland Income Fund

Note 1. Organization

Highland Income Fund (the “Fund”) is organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. On September 25, 2017, the Fund acquired the assets of Highland Floating Rate Opportunities Fund (the “Predecessor Fund”), a series of Highland Funds I, a Delaware statutory trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund. Effective April 11, 2019, the Fund changed its fiscal year end to December 31. The previous fiscal year end was June 30.

On May 20, 2019, the Fund changed its name to Highland Income Fund.

On November 3, 2017, shareholders of the Fund approved a proposal authorizing the Board of Trustees (the “Board”) of the Fund to convert the fund from an open-end fund to a closed-end fund at a special meeting of shareholders. The Board took action to convert the Fund to a closed-end fund effective shortly after 4:00 p.m. Eastern Time on November 3, 2017 (the “Conversion Date”). The Fund also effected an approximately 1-for-2 reverse stock split of the Fund’s issued and outstanding shares on November 3, 2017, thereby reducing the number of shares outstanding. Shareholders were paid cash for any fractional shares resulting from the reverse stock split. The Fund began listing its shares for trading on the New York Stock Exchange (the “NYSE”) on November 6, 2017 under the ticker symbol “HFRO”. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). Prior to the Conversion Date, the Fund issued Class A, Class C, and Class Z shares. The Fund incurred $1,076,274 in Conversion costs related to the fund conversion to a closed-end fund.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that applies the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Fund’s consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Basis of Consolidation

The Fund consolidates HFRO Sub, LLC (“HFRO Sub”), a Delaware wholly owned subsidiary, for financial reporting, and the holdings of HFRO Sub, LLC are included within the Consolidated Financial Statements for the Fund. HFRO Sub is a bankruptcy remote financing vehicle used to obtain leverage with the portfolio of bank loans serving as collateral. All inter-company accounts and transactions have been eliminated in the consolidation.

Fund Valuation

The net asset value (“NAV”) of the Fund’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is calculated by dividing the value of the Fund’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when

18	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s consolidated financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2019, the Fund’s investments consisted of senior loans, foreign denominated or domiciled senior loans, collateralized loan obligations, corporate bonds and notes, U.S. asset-backed securities, non-U.S. asset-backed securities, claims, common stocks, registered investment companies, cash equivalents, rights and warrants. The fair value of the Fund’s senior loans and bonds are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans and bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, registered investment companies, rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on

Semi-Annual Report	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of June 30, 2019 is as follows:

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Income Fund
U.S. Senior Loans
Commercial Services	$32,088,392	$—	$32,088,392	$—
Communication Services	13,983,925	—	8,150,124	5,833,801
Consumer Discretionary	27,710,287	—	27,710,287	—
Consumer Products	16,565,454	—	16,565,454	—
Energy	30,340,834	—	30,340,834	—
Financial	38,538,462	—	38,538,462	—
Gaming/Leisure	10,002,768	—	—	10,002,768
Healthcare	83,646,676	—	56,269,142	27,377,534
Housing	14,910,085	—	14,910,085	—
Industrials	37,468,103	—	28,590,502	8,877,601
Information Technology	113,962,196	—	55,366,196	58,596,000
Manufacturing	9,561,157	—	9,561,157	—
Oil & Gas	9,252,843	—	9,252,843	—
Real Estate	21,166,944	—	21,166,944	—
Retail	57,523,686	—	57,523,686	—
Service	51,726,530	—	51,726,530	—
Transportation	13,866,594	—	13,866,594	—
Utilities	40,551,951	59,127	40,492,824	—
Foreign Denominated or Domiciled Senior Loans
Canada	8,710,586	—	8,710,586	—
Luxembourg	14,866,425	—	14,866,425	—
Preferred Stock
Financial	29,282,028	3,300,600	25,981,428	—
Real Estate	235,804,182	—	11,987,091	223,817,091
Collateralized Loan Obligations	200,955,827	—	200,955,827	—

20	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

	Total value at June 30, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Chemicals	$1,495,160	$—	$1,495,160	$—
Communication Services	50,215,186	8,481,391	33,895,868	7,837,927
Consumer Discretionary	6,852,053	—	6,852,053	—
Energy	5,284,163	—	5,284,162	1
Gaming/Leisure	—	—	—	—	(1)
Healthcare	—	—	—	—	(1)
Housing	—	—	—	—	(1)
Industrials	1,520,181	1,159,905	360,276	—
Information Technology	1,394	1,394	—	—
Materials	1,022,575	—	—	1,022,575
Real Estate	29,699,281	640,256	—	29,059,025
Agency Collateralized Mortgage Obligations	60,536,354	—	60,536,354	—
Corporate Bonds & Notes
Communication Services	5,521,753	—	5,521,753	—
Consumer Discretionary	2,895,000	—	2,895,000	—
Energy	1,157,650	—	81,250	1,076,400
Industrials	164,400	—	164,400	—
Information Technology	—	—	—	—	(1)
Utilities	29,898,122	—	29,898,122	—
Registered Investment Company	18,714,586	18,714,586	—	—
Loan	7,950,000	—	7,950,000	—
Rights
Utilities	885,350	885,350	—	—
Warrants
Energy	278,448	—	278,448	—
Gaming/Leisure	—	—	—	—	(1)
Industrials	31,652	—	—	31,652
Information Technology	18,641	—	18,641	—
Claims	52,138	—	—	52,138
Purchased Call Options	40,000	40,000	—	—
Cash Equivalents	73,970	73,970	—	—

Total	$1,336,793,992	$33,356,579	$929,852,900	$373,584,513

(1)	This category includes securities with a value of zero.

Semi-Annual Report	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

The table below sets forth a summary of changes in the Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the six-month period ended June 30, 2019.

	Balance as of December 31, 2018	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Balance as of June 30, 2019	Change in Unrealized Appreciation (Depreciation) from Investments at June 30, 2019
U.S. Senior Loans
Communication Services	$5,472,828	$—	$—	$—	$—	$377	$360,596	$—	$5,833,801	$377
Gaming/Leisure	10,002,768	—	—	—	—	—	—	—	10,002,768	—
Healthcare	24,398,513	—	—	—	—	(258,884)	3,237,905	—	27,377,534	(258,884)
Industrials	8,269,728	—	—	179,121	—	135,499	293,253	—	8,877,601	135,499
Information Technology	57,000,000	—	—	—	—	1,596,000	—	—	58,596,000	1,596,000
Real Estate	1,228,016	—	—	(6,343)	—	42,159	—	(1,263,832)	—	—
Preferred Stock
Real Estate	214,305,563	—	—	—	—	8,745,528	766,000	—	223,817,091	8,745,528
Common Stocks
Communication Services	7,566,587	—	—	—	—	271,340	—	—	7,837,927	271,340
Energy	1	—	—	—	—	—	—	—	1	—
Materials	2,844,759	—	—	—	—	(1,822,184)	—	—	1,022,575	(1,822,184)
Media	1,258,086	—	—	—	—	6,598,465	—	(7,856,551)	—	—
Real Estate	17,207,035	—	—	—	—	21,475	11,830,515	—	29,059,025	21,475
Corporate Bonds & Notes
Energy	1,076,400	—	—	—	—	—	—	—	1,076,400	—
Warrants
Industrials	88,054	—	—	—	—	(56,402)	—	—	31,652	(56,402)
Information Technology	51,729	—	(18,641)	—	—	(33,088)	—	—	—	—
Claims	52,138	—	—	—	—	—	—	—	52,138	—

Total	$350,822,205	$—	$(18,641)	$172,778	$—	$15,240,285	$16,488,269	$(9,120,383)	$373,584,513	$8,632,749

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the six-month period ended June 30, 2019, a net amount of $18,641 of the Fund’s portfolio investments were transferred from Level 3 to Level 2. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

22	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at 6/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s)
Preferred Stock	$223,817,090	Net Asset Value	N/A	N/A
		Discounted Cash Flow	Discount Rate	8.5%
			Internal Rate of Return	14.0%
U.S. Senior Loans	110,687,705	Adjusted Appraisal	Liquidity Discount	10%
			Asset Specific Discount	10%
		Multiples Analysis	Multiple of EBITDA	2.5x - 4.0x
			Multiple of EBITDA less CAPEX	6.0x - 11.0x
		Transaction Analysis	Multiple of EBITDA	3.5x - 4.5x
		Transaction Indication of Value	% of Par	30.0% - 35.0%
		Black-Scholes Model	Volatility Assumption	25.0%
		Discounted Cash Flow	Discount Rate	8.9% - 16.75%
			Spread Adjustment	0.0% - 0.1%
Common Stocks	37,919,528	Multiples Analysis	Multiple of EBITDA less CAPEX	6.0x - 11.0x
			Multiple of EBITDA	2.50x - 8.75x
			Unadjusted Price/MHz-PoP	$0.12 - $0.95
			Risk Discount	42.0% - 45.5%
		Discounted Cash Flow	Discount Rate	11.0% - 15.5%
			Terminal Multiple	7.0x
		Transaction Analysis	Multiple of EBITDA	3.5x - 8.5x
		Transaction Indication of Value	% of Par	30.0% - 35.0%
		Black-Scholes Model	Volatility Assumption	25.0%
		Net Asset Value	N/A	N/A
Corporate Bonds & Notes	1,076,400	Liquidation Analysis	Claim Amount: Percent of Par	6.9%
Warrants	31,652	Discounted Cash Flow	Discount Rate	11.0% - 13.0%
			Terminal Multiple	7.0x
		Multiples Analysis	Multiple of EBITDA	7.0x - 8.75x
		Transaction Analysis	Multiple of EBITDA	8.0x - 8.5x
Claims	52,138	N/A	N/A	N/A

Total	$373,584,513

The significant unobservable inputs used in the fair value measurement of the Fund’s bank loan securities are: liquidity discount, asset specific discount, multiple of revenue, multiple of EBITDA, discount rate and spread adjustment. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s common equity securities are: multiple of revenue, multiple of EBITDA, price/MHz-PoP multiple, risk discount, scenario probabilities, illiquidity discount, discount rate and terminal multiple. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity

Semi-Annual Report	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

The Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

The Investment Adviser has analyzed the Fund’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Fund plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Fund distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s), and does not include investments in money market funds deemed to be cash equivalents and cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Consolidated Statement of Assets and Liabilities.

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

24	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Cash held as collateral for securities sold short is classified as restricted cash on the Consolidated Statement of Assets and Liabilities, as applicable. Securities valued at $14,098,367 were posted in the Fund’s segregated account as collateral.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Fund is subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing its investment objectives. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

For the period ended June 30, 2019, the Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of the Fund.

Reverse Repurchase Agreements

The Fund engages in reverse repurchase agreement transactions with respect to instruments that are consistent with the Fund’s investment objective or policies. This creates leverage for the Fund because the cash received can be used to purchase other securities. See Note 6 for additional information on the Fund’s reverse repurchase agreement.

Additional Derivative Information

The Fund follows adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Fund related to the derivatives.

The average monthly volume of derivative activity for the period ended June 30, 2019 is as follows:

Income Fund	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	3,391	$—
Written Options Contracts	1,667	—

Semi-Annual Report	25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

Note 4. Securities Lending

The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, State Street Bank and Trust Company (“State Street”). Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. State Street will charge a Fund fees based on a percentage of the securities lending income.

The Fund will receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, State Street will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund will recall the loaned securities upon reasonable notice in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

Securities lending transactions are entered into pursuant to Securities Loan Agreements (“SLA”), which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by State Street State Street. State Street’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, and tax attributes from Fund reorganizations. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

For the period ended December 31, 2018, permanent differences chiefly resulting from partnership basis adjustments, return of capital distributions paid by the fund, differences in premium amortization methods for book and tax, foreign currency gains and losses, reorganization expenses, and paydown reclasses were identified and reclassified among the components of the Fund’s net assets as follows:

Distributable Earnings	Paid-in- Capital
$1,079,222	$(1,079,222)

At December 31, 2018, the Fund’s most recent tax year end, components of distributable earnings on a tax basis is as follows:

Undistributed Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(2)
$—	$(145,952,337)	$(456,256,839)

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to non-taxable dividends, partnerships and difference in premium amortization methods for book and tax.

As of December 31, 2018, the Fund has capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, the gains offset will not be distributed to shareholders.

26	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

No Expiration Short- Term(1)	No Expiration Long- Term(1)	Total
$—	$145,952,337	$145,952,337

(1)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

During the period ended December 31, 2018, the Fund utilized capital carryforwards in the amount of $868,792.

The tax character of distributions paid during the period ended December 31, 2018 and the years ended June 30, 2018 and June 30, 2017 is as follows:

	Ordinary Income (1)	Long-term Capital Gains	Return of Capital
2018	$32,468,254	$—	$720,948
2018*	49,645,426	—	6,936,337
2017*	31,812,190	—	2,014,621

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
*	Year ended June 30.

Unrealized appreciation and depreciation at June 30, 2019, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$52,159,000	$(461,690,488)	$(409,531,488)	$1,746,325,480

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2018, the Fund did not elect to defer net realized losses incurred from November 1, 2018 through December 31, 2018.

Note 6. Credit Agreement and Reverse Repurchase Agreement

On February 2, 2018, HFRO Sub, LLC a wholly-owned subsidiary of the Fund entered into a financing arrangement (the “Financing Arrangement”) with Bank of America Merrill Lynch and Bank of America, N.A. The Fund is in compliance with the Financing Arrangement.

Pursuant to the terms of the Financing Arrangement, and subject to certain customary conditions, HFRO Sub, LLC may borrow on a revolving basis a maximum of $500 million, with a maturity date of February 2, 2020. In connection with the Financing Arrangement, HFRO Sub, LLC and the Fund have made representations and warranties regarding the loans and underlying collateral and are required to comply with various covenants, reporting requirements and other customary requirements. The Facility also limits the recourse of the lender to the assets of HFRO Sub, LLC and includes usual and customary events of default for senior secured revolving facilities of this nature. At June 30, 2019, current outstanding and fair value amounts were $350,000,000 and $354,190,976, respectively, and would be categorized as Level 3 within the fair value hierarchy. The Fund’s average daily balance was $425,000,000 at a weighted average interest rate of 3.83% for the days outstanding.

On March 21, 2017, the Fund entered into a leverage facility agreement (the “BNP Agreement”) with BNP Paribas Prime Brokerage International, Ltd., BNP Prime Brokerage, Inc., acting through its New York Branch, and BNP Paribas (together, the “BNPP Entities”). Under the BNP Agreement, the BNPP Entities may make margin loans to Fund at a rate of one-month LIBOR + 0.50%. The BNP Agreement may be terminated by either the Fund or the BNPP Entities with 30 days’ notice.

At June 30, 2019, the Fund did not have an outstanding balance on the BNP Agreement. The Fund’s average daily balance was $238 at a weighted average interest rate of 2.97% for the days outstanding.

On February 9, 2018, the Fund entered into an agreement with BNP Paribas Securities Corporation (“BNP Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Fund is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Fund may agree to sell securities or other assets to BNP Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from BNP Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Fund because the cash received can be used to purchase other securities.

At June 30, 2019, the Fund’s outstanding balance on the BNP Securities was $79,077,779. The Fund’s average daily balance was $52,175,642 at a weighted average interest rate of 3.99% for the days outstanding.

Semi-Annual Report	27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

Note 7. Investment Advisory, Administration and Trustee Fees

For its investment advisory services, the Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows the Fund’s contractual advisory fee with the Investment Adviser for the period ended June 30, 2019:

Annual Fee Rate to the Investment Advisor	> 1 Billion	> 2 Billion
0.65%	0.60%	0.55%

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser delegates certain administrative functions and pays the sub-administrator directly for these sub-administration services. Effective October 1, 2018, the Investment Adviser entered into an administrative services agreement with SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company. Prior to October 1, 2018, State Street Bank and Trust Company served as sub-administrator to the Fund.

Expense Limits and Fee Reimbursements

The Investment Adviser had contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to 0.95% of average daily net assets of the Fund (the “FRO Expense Cap”). The FRO Expense Cap expired on October 31, 2016. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the FRO Expense Cap in effect at the time of such waiver/reimbursement.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On June 30, 2019, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

Fiscal Years Ended June 30
2019	2020
$751,520	$169,993

During the period ended June 30, 2019, the Investment Adviser did not recoup any amounts previously waived or reimbursed.

Fees Paid to Officers and Trustees

Each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Indemnification

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 8. Disclosure of Significant Risks and Contingencies

The primary risks of investing in the Fund are described below in alphabetical order:

Counterparty Risk

Counterparty risk is the potential loss the Fund may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Fund would record if its counterparties failed to perform pursuant to the terms of their obligations to the Fund. Because the Fund may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Fund may be exposed to the credit risk of its counterparties. To limit the counterparty

28	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/ or interest payments. Investments in high yield debt and high yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the corporate debt obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Currency Risk

A portion of the Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Derivatives Risk

Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures, options and forward contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. A Fund’s ability to pursue its investment strategy, including its strategy of investing in certain derivative instruments, may be limited to or adversely affected by the Fund’s intention to qualify as a regulated investment company, and its strategy may bear adversely on its ability to so qualify.

Distressed and Defaulted Securities Risk

The Fund may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Hedging Risk

The Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Illiquid and Restricted Securities Risk

Certain investments made by the Fund are, and others may be, illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Fund, however, may not be able to sell these securities when

Semi-Annual Report	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Fund’s expense, the Fund’s expenses would be increased. A high percentage of illiquid securities in a Fund creates a risk that such a Fund may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Leverage Risk

The Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

Non-U.S. Securities Risk

The Fund may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Senior Loans Risk

The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Fund’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Fund’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

30	Semi-Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2019	Highland Income Fund

Short Sales Risk

Short sales by the Fund that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Valuation Risk

Certain of the Fund’s assets are fair valued, including the Fund’s primary illiquid asset, TerreStar. TerreStar is a non-operating company that does not currently generate revenue and which primarily derives its value from two spectrum frequencies, the license with respect to one of which was terminated by the FCC and is being contested by TerreStar on technical and public policy grounds. TerreStar cur-

rently anticipates such contest may take between 12 to 30 months and expects deployment of its other spectrum asset to require a similar period of time. If TerreStar is ultimately unsuccessful in its efforts, the terminated license would not be reinstated and the value of the TerreStar equity would likely be materially negatively impacted. The fair valuation of TerreStar involves uncertainty as it is materially dependent on these estimates. With regard to the likelihood of TerreStar regaining the terminated license, the Investment Adviser assigned a high probability of success, based in part in consultation with outside experts.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Fund, is engaged in ongoing litigation that could result in a possible gain contingency to the Fund. The probability, timing, and potential amount of recovery, if any, are unknown.

Note 9. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended June 30, 2019, were as follows:

U.S Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$287,416,089	$182,043,536

(1)	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2019.

Note 10. Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund as of June 30, 2019:

Income Fund Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2019	Shares at June 30, 2019	Affiliated Income
Majority Owned, Not Consolidated
Allenby (Common Stocks)	1,291,881	$1$66,496	$50,228	$—	$—	$(50,227)	$2	1,342,109	$—
Claymore (Common Stocks)	8,698,220	9	330,287	—	—	(330,287)	9	9,028,507	—
Other Affiliates
CCS Medical, Inc. (U.S. Senior Loans & Common Stocks)	52,229,448	24,398,513	3,237,905	—	—	(258,884)	27,377,534	55,260,321	3,279,908
EDS Legacy Partners (U.S. Senior Loans)	57,000,000	57,000,000	—	—	—	1,596,000	58,596,000	57,000,000	—
Gambier Bay LLC (Common Stocks)	10,939,879	1,258,086	—	(7,856,551)	—	6,598,465	—	—	—

Semi-Annual Report	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2019	Highland Income Fund

Income Fund Issuer	Shares at December 31, 2018	Beginning Value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2019	Shares at June 30, 2019	Affiliated Income
LLV Holdco LLC (U.S. Senior Loans, Common Stocks and Warrants)	12,552,393	$10,002,768	$—	$—	$—	$—	$10,002,768	12,503,460	$—
Nevada Land Group LLC (U.S. Senior Loans)	1,743,503	—	—	—	(1,743,503)	1,743,503	—	—	49,304
NexPoint Strategic Opportunities Fund (Registered Investment Company)	427,345	8,516,986	9,983,151	—	—	214,449	18,714,586	989,143	625,174
NFRO REIT SUB, LLC (Common Stocks)	802,563	17,207,025	11,450,000	—	—	401,989	29,059,014	1,332,591	—

Total	145,685,232	$118,383,388	$25,051,571	$(7,856,551)	$(1,743,503)	$9,915,008	$143,749,913	137,456,131	$3,954,386

Note 11. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

Note 12. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

Note 13. Asset Coverage

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	% of Asset Coverage of Indebtedness
6/30/2019	429,077,779	341.05%
12/31/2018*	496,141,100	306.80%
6/30/2018	498,563,423	317.70%
6/30/2017	N/A	N/A
6/30/2016	N/A	N/A
6/30/2015	51,500,000	1641.40%
6/30/2014	60,000,000	1577.60%
6/30/2013	N/A	N/A
6/30/2012	89,000,000	718.40%
6/30/2011	135,000,000	659.90%
6/30/2010	115,000,000	606.00%
6/30/2009	181,000,000	465.80%
6/30/2008	511,000,000	409.30%

*	For the six month period ended December 31, 2018. Effective April 11, 2019, the Fund had a fiscal year change from June 30 to December 31 (Note 1).

Note 14. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes.

32	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2019	Highland Income Fund

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting American Stock Transfer & Trust Company, LLC (“AST” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them (or, if the shares are held in street or other nominee name, then to such nominee) by AST, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting AST, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date;

otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Fund for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date. The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Fund.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund

Semi-Annual Report	33

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2019	Highland Income Fund

reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

34	Semi-Annual Report

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Underwriter

Highland Capital Funds Distributor, Inc.

200 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2121 N. Pearl Street, Suite 2000

Dallas, TX 75201

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Income Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-357-9167 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to their portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-800-357-9167 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-Q by visiting the Fund’s website at www.highlandfunds.com.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-800-357-9167.

Semi-Annual Report	35

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Highland Funds

c/o American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Highland Income Fund	Semi-Annual Report, June 30, 2019

www.highlandfunds.com	FRO-SAR-06/19

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in Highland Income Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant or any “affiliated purchaser” during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)

Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Remediation of Material Weakness in Internal Control over Financial Reporting. As of June 30, 2019, management remediated the material weakness previously identified as of December 31, 2018 relating to the application of ASC 820 and the reasonableness and reliability of assumptions used in the fair value model which is monitored by the Valuation Committee through the operation of a review control (the “Material Weakness”). This control was not designed at an appropriate level of precision to ensure the accurate valuation of Level 3 securities. The Material Weakness resulted in material pricing errors related to a hard-to-value security held by the Registrant over a period of time.

The steps management took to remediate this Material Weakness included: i) enhancing a separate review control by adding control activities designed to operate at a level of precision which will enable such errors to be detected and by adding an additional member to the Valuation Sub-Committee to conduct such control activities, ii) providing additional training to members of its Valuation Sub-Committee and Valuation Committee with respect to the application of ASC 820 and the usage of subject matter expert inputs as inputs to fair value determinations, and iii) creating and implementing a guide for use of the Valuation Sub-Committee and the Valuation Committee for the application of ASC 820 to fair value models.

As a result of the remediation activities, management has determined that its controls were designed appropriately and at a sufficient level of precision, and have been operating effectively for a sufficient period of time, such that the Material Weakness previously identified as of December 31, 2018 has been remediated as of June 30, 2019.

(b)

Changes in Internal Controls. Other than the completed enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSRS.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND INCOME FUND

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: September 9, 2019